Loans and Borrowings	12 Months Ended
Dec. 31, 2023
Borrowings [abstract]
Loans and Borrowings

30. Loans and borrowings

Loans and borrowings consist of the following:

	December 31, 2023		December 31, 2022
€ thousand	Current	Non-current	Current	Non-current
Loan agreement - April 25, 2023	3,286	59,496	0	0
Loan agreement - May 02, 2022	0	0	14,440	0
Total	3,286	59,496	14,440	0

On April 25, 2023, Mynaric USA Inc. (“Mynaric USA”), entered into a new five-year term loan agreement with two funds affiliated with a U.S.-based global investment management firm (the “Lenders”), and Alter Domus (US) LLC, as administrative agent. Pursuant to the loan agreement 2023, the lenders agreed to provide Mynaric USA with a secured term loan facility in an aggregate principal amount of $75,000 thousand.

Mynaric USA drew the full amount of the facility (subject to a 1% original issue discount) on the day of the execution of the loan agreement 2023. The loans under the loan agreement 2023 bear interest at a rate equal to Term SOFR (secured overnight financing rate as published by the SOFR Administrator on the website of the SOFR Administrator) for a 3-month tenor (subject to a 2% floor), plus a margin of 10%, and for the first two years, interest in an amount equal to 3% can be paid in kind by increasing the principal amount of the loans. In addition, the loan agreement 2023 requires Mynaric USA to pay an exit fee to the Lenders at the time the loans are repaid, prepaid or accelerated. The exit fee is calculated as 180% of “invested capital” less the cumulative amount of principal repayments and cash interest payments on the loans received prior to the exit date, with “invested capital” defined to mean $74,250 thousand plus the aggregate amount by which the principal amount of the loans is increased as a result of the payment of interest in kind. The exit fee percentage will increase to 185% if the exit fee is triggered on or after the third, but prior to the fourth anniversary of the drawdown date and will increase to 200% if the exit fee is triggered on or after fourth anniversary of the drawdown date. In addition, certain partial mandatory prepayments require the payment of a portion of the exit fee prior to the full repayment of the facility.

The loans under the loan agreement 2023 are guaranteed by the Company and each of its subsidiaries and are secured by a security interest in substantially all of the assets of the Group.

A portion of the proceeds of the loans were used to repay in full the Group’s existing indebtedness under the loan agreement of May 02, 2022, and for fees and expenses associated with entering into the credit agreement 2023, the remaining amount will be used for general corporate purposes.

The loan agreement 2023 contains customary events of default, as well as customary affirmative and negative covenants, including covenants that limit the ability of the borrower and the guarantors to incur indebtedness or liens, make investments, sell assets, pay dividends or engage in mergers or other corporate transactions. Each such covenant is subject to customary exceptions and qualifications. In addition, the loan agreement 2023 contains financial maintenance covenants, including a covenant requiring the Group not to exceed a specified consolidated leverage ratio (as calculated in accordance with the credit agreement) as of the end of any quarter commencing with the quarter ending March 31, 2025 and a covenant requiring the Group to maintain minimum average weekly liquidity of $10,000 thousand during each quarter, commencing with the quarter ending June 30, 2023.

The proceeds from the loan converted to EUR as of the agreement date on April 25, 2023, amount to €67,723 thousand. Considering the transaction costs of €5,796 thousand an amount of €61,926 thousand was recognized as a financial liability. This amount includes an embedded derivative in the amount of €1,179 thousand as of April 25, 2023 (refer to Note 31).